                        SEQUA CORPORATION

     AMENDMENT NO. 2 TO 1998 KEY EMPLOYEES STOCK OPTION PLAN



     This Amendment No. 2 ("Amendment No. 2"), dated as of March 30, 2000, to the 1998 Key Employees Stock Option Plan, effective as of February 26, 1998 (the "Plan"), as amended by Amendment No. 1 to the Plan, effective as of May 1, 1998 (the Plan, as so amended is hereinafter referred to as the "Plan").

                           WITNESSETH:

     WHEREAS, Sequa Corporation, a Delaware corporation (the "Company") maintains the Plan; and

     WHEREAS, the Company desires to amend the Plan and may amend the Plan pursuant to Section 8 thereof;

     NOW, THEREFORE, effective as of March 30, 2000, subject to the approval of these Amendments by a majority of votes cast at the annual meeting of stockholders of the Company held in 2000, provided that the total vote cast represents over fifty percent (50%) in interest of all stock of the Company entitled to vote, the Company hereby amends the Plan, as set forth below.

     1. Section 3 is hereby deleted and replaced in its entirety by the following:

          "Except as provided in subparagraph 7(h) and paragraph 8 hereof, the number of shares that may be issued or transferred pursuant to the exercise of options shall not exceed 950,000 shares of the Company's Class A Common Stock, no par value ("Class A Common Stock"). Such shares may be authorized and unissued shares or previously issued shares acquired or to be acquired by the Company and held in treasury. Any share subject to an option which for any reason expires or is terminated unexercised as to such share may again be subject to an option under the Plan."

     2. Section 7(g) is hereby deleted and replaced in its entirety by the following:

          "(g) Maximum Option Grants. Notwithstanding anything to the contrary, but

               ---------------------
          except as provided in subparagraph 7(h) hereof, in no event shall the maximum aggregate number of shares granted hereunder to any employee exceed 200,000 shares during the term of the Plan."

     IN WITNESS WHEREOF, this Amendment No. 2 to the Plan is hereby executed as of the date first written above.


                                   SEQUA CORPORATION




                                   By:/s/ Howard M. Leitner___________
                                      ---------------------
                                      Howard M. Leitner
                                      Senior Vice President